                                                                        Exh. 4.1

                UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

                     CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

                            __% Senior Notes Due 2004

                                                                    [CUSIP]
                                                                    [CINS][ISIN]

No.                                                                     $______

                CENTRAL EUROPEAN MEDIA ENTERPRISES LTD., a Bermuda corporation (the "Company", which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to _________, or its registered assigns, the principal sum of _________ ($_________) on August 15, 2004.

                Interest Payment Dates: February 15 and August 15, commencing February 15, 1998.

                Regular Record Dates:  February 1 and August 1.

                Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers.

Date:                             CENTRAL EUROPEAN MEDIA
                                  ENTERPRISES LTD.

                                  By___________________________________________
                                    Name:
                                    Title:

                                  By___________________________________________
                                    Name:
                                    Title:

                    (Trustee's Certificate of Authentication)

This is one of the __% Senior Notes Due 2004 described in the within-mentioned Indenture.

                                  BANKERS TRUST COMPANY,
                                   as Trustee

                                  By___________________________________________
                                               Authorized Signatory

                             [REVERSE SIDE OF NOTE]

                     CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

                            __% Senior Note Due 2004

1.  Principal and Interest.

                The Company will pay the principal of this Note on August 15, 2004.

                The Company promises to pay interest on the principal amount of this Note on each Interest Payment Date, as set forth below, at the rate per annum shown above.

                Interest will be payable semiannually (to the holders of record of the Notes at the close of business on February 1 or August 1 immediately preceding the Interest Payment Date) on each Interest Payment Date, commencing February 15, 1998.

                Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from _______, 1997; provided that, if there is no existing default in the payment of interest and if this Note is authenticated between a Regular Record Date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such Interest Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

                The Company shall pay interest on overdue principal and premium, if any, and interest on overdue installments of interest, to the extent lawful, at the rate borne by the Notes.

2.  Method of Payment.

                The Company will pay interest (except defaulted interest) on the principal amount of the Notes as provided above on each February 15 and August 15 to the persons who are Holders (as reflected in the Note Register at the close of business on the February 1 and August 1 immediately preceding the Interest Payment Date), in each case, even if the Note is cancelled on registration of transfer, registration of exchange, redemption or repurchase after such record date; provided that, with respect to the payment of principal, the Company will make payment to the Holder that surrenders this Note to a Paying Agent on or after August 15, 2004.

                The Company will pay principal, premium, if any, and as provided above, interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company, at its option, may pay principal, premium, if any, and interest by its check payable in such money. It may mail an interest check to a Holder's registered address (as reflected in the Note Register). If a payment date is a date other than a Business Day at a place of payment, payment may be made at that place on the next succeeding day that is a Business Day and no interest shall accrue for the intervening period.

3.  Paying Agent and Registrar.

                Initially, the Trustee will act as authenticating agent, Paying Agent and Registrar. The Company may change any authenticating agent, Paying Agent or Registrar without notice. The Company, any Subsidiary or any Affiliate of any of them may act as Paying Agent, Registrar or co-Registrar.

4.  Indenture; Limitations.

                The Company issued the Notes under an Indenture dated as of August __, 1997 (the "Indenture"), between the Company and Bankers Trust Company, as trustee (the "Trustee"). Capitalized terms herein are used as defined in the Indenture unless otherwise indicated. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

                The Notes are unsecured senior obligations of the Company. The Indenture limits the original aggregate principal amount at maturity of the Notes to $125,000,000.

5.  Redemption.

                The Notes will be redeemable, at the Company's option, in whole or in part, at any time or from time to time, on or after August 15, 2004 and prior to maturity, upon not less than 30 nor more than 60 days' prior notice mailed by first class mail to each Holder's last address as it appears in the Note Register, at the following Redemption Prices (expressed in percentages of principal amount), plus accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date that is on or prior to the Redemption Date to receive interest due on the next succeeding Interest Payment Date), if redeemed during the 12-month period commencing August 15 of the years set forth below:

                                                                        Redemption
                Year                                                        Price
                ----                                                        -----
                2001 ................................                          %
                2002 ................................                          %
                2003 and thereafter .................                          %

                In addition, at any time and from time to time, prior to August 15, 2000, the Company may redeem Notes having a principal amount of up to $_ million with the Net Cash Proceeds that are actually received by the Company from one or more sales of Common Stock of the Company, at a Redemption Price (expressed as a percentage of principal amount) of %, plus accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date that is on or prior to the Redemption Date to receive interest due on the next succeeding Interest Payment Date); provided that each such redemption occurs within 180 days of the related sales.

                In the event that (i) the Company has become or would become obligated to pay, on the next date on which any amount would be payable under or with respect to the Notes, any Additional Amounts as a result of certain changes affecting withholding tax laws, and (ii) the Company cannot reasonably arrange for another obligor to make such payment so as to avoid the requirement to pay such Additional Amounts, then the Company may redeem all, but not less than all, the Notes at any time at 100% of the principal amount thereof, together with accrued interest thereon, if any, to the redemption date.

                Notice of any optional redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at his last address as it appears in the Note Register. Notes in denominations larger than $1,000 may be redeemed in part. On and after the Redemption Date, interest ceases to accrue on Notes or portions of Notes called for redemption, unless the Company defaults in the payment of the Redemption Price.

6.  Repurchase upon Change of Control.

                Upon the occurrence of any Change of Control, each Holder shall have the right to require the repurchase of its Notes by the Company in cash pursuant to the offer described in the Indenture at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase (the "Change of Control Payment").

                A notice of such Change of Control will be mailed within 30 days after any Change of Control occurs to each Holder at his last address as it appears in the Note Register. Notes in denominations larger than $1,000 may be sold to the Company in part. On and after the Payment Date, interest ceases to accrue on Notes or portions of Notes surrendered for purchase by the Company, unless the Company defaults in the payment of the Change of Control Payment.

7.  Denominations; Transfer; Exchange.

                The Notes are in registered form without coupons in denominations of $1,000 of principal amount at maturity and multiples of $1,000 in excess thereof. A Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer or exchange of any Notes selected for redemption. Also, it need not register the transfer or exchange of any Notes for a period of 15 days before the day of the mailing of a notice of redemption of Notes selected for redemption.

8.  Persons Deemed Owners.

                A Holder shall be treated as the owner of a Note for all purposes.

9.  Unclaimed Money.

                If money for the payment of principal, premium, if any, or interest remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company at its written request. After that, Holders entitled to the money must look to the Company for payment, unless an abandoned property law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

10.  Discharge Prior to Redemption or Maturity.

                If the Company deposits with the Trustee money or U.S. Government Obligations sufficient to pay the then outstanding principal of, premium, if any, and accrued interest on the Notes (a) to redemption or maturity, the Company will be discharged from the Indenture and the Notes, except in certain circumstances for certain sections thereof, and (b) to the Stated Maturity, the Company will be discharged from certain covenants set forth in the Indenture.

11.  Amendment; Supplement; Waiver.

                Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding, and any existing default or compliance with any provision may be waived with the consent of the Holders of at least a majority in principal amount at maturity of the Notes then outstanding. Without notice to or the consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency and make any change that does not adversely affect the rights of any Holder.

12.  Restrictive Covenants.

                The Indenture imposes certain limitations on the ability of the Company and its Restricted Subsidiaries, among other things, to Incur additional Indebtedness, make Restricted Payments, use the proceeds from Asset Sales, suffer to exist restrictions on the ability of Restricted Subsidiaries to make certain payments to the Company, issue Capital Stock of Restricted Subsidiaries, engage in transactions with Affiliates, suffer to exist or incur Liens, Guarantee Indebtedness of the Company or merge, consolidate or transfer substantially all of its assets. Within 45 days after the end of each fiscal quarter (90 days after the end of the last fiscal quarter of each year), the Company shall deliver to the Trustee an Officers' Certificate stating whether or not the signers know of any Default or Event of Default under such restrictive covenants.

13.  Successor Persons.

                When a successor person or other entity assumes all the obligations of its predecessor under the Notes and the Indenture, the predecessor person will be released from those obligations.

14.  Defaults and Remedies.

                An Event of Default is: a default in payment of principal on the Notes; default in the payment of interest on the Notes and such default continues for a period of 30 days (provided that a failure to make any of the first six scheduled interest payments on the Notes in a timely manner will constitute an Event of Default with no grace or cure period); failure by the Company for 30 days after notice to it to comply with any of its other agreements in the Indenture; certain events of bankruptcy or insolvency; certain final judgments which remain undischarged; and certain events of default on other Indebtedness of the Company and/or one or more of its Significant Subsidiaries.

                If an Event of Default, as defined in the Indenture, occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount at maturity of the Notes may declare all the Notes to be due and payable. If a bankruptcy or insolvency default with respect to the Company occurs and is continuing, the Notes automatically become due and payable. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of at least a majority in principal amount of the Notes then outstanding may direct the Trustee in its exercise of any trust or power.

15.  Trustee Dealings with the Company.

                The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company or its Affiliates and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.

16.  No Recourse Against Others.

                No incorporator or any past, present or future partner, shareholder, other equity holder, officer, director, employee or controlling person as such, of the Company or of any successor Person shall have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Note expressly waives and releases all such liability. The waiver and release are a condition of, and part of the consideration for the issuance of the Notes.

17.  Authentication.

                This Note shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on the other side of this Note.

18.  Abbreviations.

                Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors
Act).

                The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to Central European Media Enterprises Ltd., 18 D'Arblay Street, London W1V 3FP, United Kingdom,
Attention: Legal Department.

                                 ASSIGNMENT FORM

I or we assign and transfer this Note to:

Please insert social security or other identifying number of assignee


-----------------------------------------------

-----------------------------------------------

Print or type name, address and zip code of assignee and irrevocably appoint ___________ , as agent, to transfer this Note on the books of the Company.

The agent may substitute another to act for him.

Dated  ___________________                Signed__________________________

(Sign exactly as name appears on the other side of this Note)

Signature Guarantee1

--------

(1) The Holder's signature must be guaranteed by a member of the Securities Transfer Agents Medallion Program.

                       OPTION OF HOLDER TO ELECT PURCHASE

                If you wish to have this Note purchased by the Company pursuant to Section 4.11 or Section 4.12 of the Indenture, as applicable, check the Box:
|_|

                If you wish to have a portion of this Note purchased by the Company pursuant to Section 4.11 or Section 4.12 of the Indenture, as applicable, state the amount to be purchased (in principal amount at maturity):

                                 $_____________.

                If you wish to have a portion of this Note purchased by the Company pursuant to Section 4.11 or Section 4.12 of the Indenture, as applicable, please provide instructions regarding delivery of and the Persons in whose name(s) the unredeemed portion of such surrendered Note(s) should be registered, the address of such Person(s) should be registered, the address of such Person(s) and appropriate delivery instructions.

Date:__________________________

Your Signature:_________________________________

(Sign exactly as your name appears on the other side of this Note)

Signature Guarantee(2):_________________________

--------
(2) The Holder's signature must be guaranteed by a member of the Securities Transfer Agents Medallion Program.

                  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                     CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

                            __% Senior Notes Due 2004

                                                                    [CUSIP]
                                                                    [CINS][ISIN]

No.                                                                      $______

                CENTRAL EUROPEAN MEDIA ENTERPRISES LTD., a Bermuda corporation (the "Company", which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to _________, or its registered assigns, the principal sum of _________ (DM _________) on August
 15, 2004.

                  Interest Payment Dates: February 15 and August 15, commencing February 15, 1998.

                Regular Record Dates:  February 1 and August 1.

                Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers.

Date:                                             CENTRAL EUROPEAN MEDIA
                                                  ENTERPRISES LTD.


                                                  By ___________________________
                                                     Name:
                                                     Title:

                                                  By ___________________________
                                                     Name:
                                                     Title:



                    (Trustee's Certificate of Authentication)



This is one of the __% Senior Notes Due 2004 described in the within-mentioned Indenture.

                                                  BANKERS TRUST COMPANY,
                                                    as Trustee


                                                  By ___________________________
                                                     Authorized Signatory

                     CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

                            __% Senior Note Due 2004



1.  Principal and Interest.

                The Company will pay the principal of this Note on August 15, 2004.

                The Company promises to pay interest on the principal amount of this Note on each Interest Payment Date, as set forth below, at the rate per annum shown above.

                Interest will be payable semiannually on each Interest Payment Date, commencing February 15, 1998. The amount of payments in respect of interest on each Interest Payment Date to each Holder shall correspond to the aggregate principal amount of Notes represented by the Global Bearer Note and the Global Registered Note, as established by the Registrar at the close of business on the relevant Record Date. Payments of principal shall be made upon surrender of the Global Registered Note or the Global Bearer Note to the U.S. Paying Agent, Luxembourg Paying Agent or the DM Paying Agent, as the case may be.

                Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from _______, 1997; provided that, if there is no existing default in the payment of interest and if this Note is authenticated between a Regular Record Date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such Interest Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

                The Company shall pay interest on overdue principal and premium, if any, and interest on overdue installments of interest, to the extent lawful, at the rate borne by the Notes.


2.  Method of Payment.

                The principal of this Note shall be payable at the Corporate Trust Office of Bankers Trust Company in New York City (which initially will be the corporate trust office of the Trustee at 4 Albany Street, New York, New York 10006), at the office of Bankers Trust Luxembourg, S.A. in Luxembourg, (which initially will be 14 Boulevard F.D. Roosevelt, L-2450 Luxembourg) and at the office of Bankers Trust International PLC (Frankfurt Branch) (which initially will be Westend Carree Grueneburgweg 16 D-60322 Frankfurt/Main, Germany) and, subject to any fiscal or other laws and regulations applicable thereto, at the specified offices of any other Paying Agents appointed by the Company. Payment of principal of and interest on this Security shall be made by the Company in Deutsche marks through the DM Paying Agent to DKV and to Cede & Co., the nominee for DTC, as the registered holder of the U.S. Global Security. Payments of principal shall be made upon surrender of the Global Registered Note and the Global Bearer Note, as the case may be, to the U.S. Paying Agent and the DM Paying Agent, respectively.

                Any DTC participant holding a beneficial interest in the Notes through DTC (a "DTC Note Holder") shall receive payments of principal and interest in respect of the Notes in U.S. dollars, unless such DTC Notes Holder elects to receive payments in Deutsche marks in accordance with the procedures set out below. To the extent the DTC Note Holder shall not have made such election in respect of any payment of principal or interest, the aggregate amount designated for all such DTC Note Holders in respect of such payment (the "DM Conversion Amount") shall be converted by the U.S. Paying Agent into U.S. dollars and paid by wire transfer of same-day funds to the registered holder of the Global Registered Note for payment through DTC's settlement system to the relevant DTC Participants. All costs of any such conversion and wire transfer shall be deducted from such payments. Any such conversion shall be based on, in the case of interest payments, the U.S. Paying Agent's Deutsche Mark bid (U.S. dollar offer) quotation, or, in the case of principal payments, the U.S. Paying Agent's Deutsche Mark offer (U.S. dollar bid) quotation, at or prior to 11:00 a.m. New York time, on the second New York Business Day preceding the relevant payment date, for the purchase by the U.S. Paying Agent of the DM Conversion Amount of U.S. dollars for settlement on such payment date. If such quotation is not available for any reason, the U.S. Paying Agent shall endeavour to obtain a quotation from a leading foreign exchange bank in New York City or London selected by the U.S. Paying Agent for such purpose. If no quotation from a leading foreign exchange bank is available, payment of the DM Conversion Amount will be made in Deutsche marks to the account or accounts specified by DTC to the U.S. Paying Agent.

                A DTC Note Holder may elect to receive a payment of principal and interest with respect to the Notes in Deutsche marks by causing DTC to notify the U.S. Paying Agent at the time specified below of (i) such DTC Note Holder's election to receive all or a portion of such payment in Deutsche marks and (ii) wire transfer instructions to a Deutsche marks account in Federal Republic of Germany. Such election in respect of any payment shall be made by the DTC Note Holder at the time and in the manner required by the DTC procedures applicable from time to time and shall, in accordance with such procedures, be irrevocable and shall relate only to such payment. DTC notifications of such election, wire transfer instructions and of the amount payable in Deutsche marks pursuant to this paragraph must be received by the U.S. Paying Agent prior to 5:00 P.M. New York time on the fifth New York Business Day following the relevant Record Date in the case of interest and prior to 5:00 P.M. New York time on the tenth day prior to the payment date for the payment of principal. Any payments under this paragraph in Deutsche marks shall be made by wire transfer of same-day funds to Deutsche marks accounts designated by DTC.

                All payments made by the Company to DKV and to, or to the order of, the registered holder of the Global Registered Note, respectively, shall discharge the liability of the Company under the Notes to the extent of the sums so paid.

3.  Paying Agent and Registrar.

                Initially, the Trustee will act as authenticating agent, U.S. Paying Agent and Registrar and Bankers Trust Luxembourg will act as the Luxembourg Paying Agent and Bankers Trust International PLC will act as DM Paying Agent. The Company may change any authenticating agent, Paying Agent or Registrar without notice. The Company, any Subsidiary or any Affiliate of any of them may act as Paying Agent, Registrar or co- Registrar.


4.  Indenture; Limitations.

                The Company issued the Notes under an Indenture dated as of August __, 1997 (the "Indenture"), between the Company and Bankers Trust Company, as trustee (the "Trustee"). Capitalized terms herein are used as defined in the Indenture unless otherwise indicated. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

                The Notes are unsecured senior obligations of the Company. The Indenture limits the original aggregate principal amount at maturity of the Notes to DM 100,000,000.


5.  Redemption.

                The Notes will be redeemable, at the Company's option, in whole or in part, at any time or from time to time, on or after August 15, 2001 and prior to maturity, upon not less than 30 nor more than 60 days' prior notice at the following Redemption Prices (expressed in percentages of principal amount), plus accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date that is on or prior to the Redemption Date to receive interest due on the next succeeding Interest Payment Date), if redeemed during the 12-month period commencing August 15 of the years set forth below:

                                                                 Redemption
                Year                                                 Price
                ----                                                 -----
                2001 ................................                   %
                2002 ................................                   %
                2003 and thereafter .................                   %

                In addition, at any time and from time to time, prior to August 15, 2000, the Company may redeem Notes having a principal amount of up to $_ million with the Net Cash Proceeds that are actually received by the Company from one or more sales of Common Stock of the Company, at a Redemption Price (expressed as a percentage of principal amount) of %, plus accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date that is on or prior to the Redemption Date to receive interest due on the next succeeding Interest Payment Date); provided that each such redemption occurs within 180 days of the related sales.

                In the event that (i) the Company has become or would become obligated to pay, on the next date on which any amount would be payable under or with respect to the Notes, any Additional Amounts as a result of certain changes affecting withholding tax laws, and (ii) the Company cannot reasonably arrange for another obligor to make such payment so as to avoid the requirement to pay such Additional Amounts, then the Company may redeem all, but not less than all, the Notes at any time at 100% of the principal amount thereof, together with accrued interest thereon, if any, to the redemption date.

                Notice of any optional redemption will be made at least 30 days but not more than 60 days before the Redemption Date. Notes in denominations larger than DM 1,000 may be redeemed in part. On and after the Redemption Date, interest ceases to accrue on Notes or portions of Notes called for redemption, unless the Company defaults in the payment of the Redemption Price.


6.  Repurchase upon Change of Control.

                Upon the occurrence of any Change of Control, each Holder shall have the right to require the repurchase of its Notes by the Company in cash pursuant to the offer described in the Indenture at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase (the "Change of Control Payment").

                A notice of such Change of Control will be made within 30 days after any Change of Control occurs. Notes in denominations larger than DM 1,000 may be sold to the Company in part. On and after the Payment Date, interest ceases to accrue on Notes or portions of Notes surrendered for purchase by the Company, unless the Company defaults in the payment of the Change of Control Payment.

7.  Denominations; Transfer; Exchange.

                The Notes are in denominations of DM 1,000 and multiples of DM 1,000 in excess thereof. A Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer or exchange of any Notes selected for redemption. Also, it need not register the transfer or exchange of any Notes for a period of 15 days before the day of the mailing of a notice of redemption of Notes selected for redemption.


8.  Persons Deemed Owners.

                A Holder shall be treated as the owner of a Note for all purposes.


9.  Unclaimed Money.

                If money for the payment of principal, premium, if any, or interest remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company at its written request. After that, Holders entitled to the money must look to the Company for payment, unless an abandoned property law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.


10.  Discharge Prior to Redemption or Maturity.

                If the Company deposits with the Trustee money or Federal Republic of Germany Obligations sufficient to pay the then outstanding principal of, premium, if any, and accrued interest on the Notes (a) to redemption or maturity, the Company will be discharged from the Indenture and the Notes, except in certain circumstances for certain sections thereof, and (b) to the Stated Maturity, the Company will be discharged from certain covenants set forth in the Indenture.


11.  Amendment; Supplement; Waiver.

                Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding, and any existing default or compliance with any provision may be waived with the consent of the Holders of at least a majority in principal amount at maturity of the Notes then outstanding. Without notice to or the consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency and make any change that does not adversely affect the rights of any Holder.


12.  Restrictive Covenants.

                The Indenture imposes certain limitations on the ability of the Company and its Restricted Subsidiaries, among other things, to Incur additional Indebtedness, make Restricted Payments, use the proceeds from Asset Sales, suffer to exist restrictions on the ability of Restricted Subsidiaries to make certain payments to the Company, issue Capital Stock of Restricted Subsidiaries, engage in transactions with Affiliates, suffer to exist or incur Liens, Guarantee Indebtedness of the Company or merge, consolidate or transfer substantially all of its assets. Within 45 days after the end of each fiscal quarter (90 days after the end of the last fiscal quarter of each year), the Company shall deliver to the Trustee an Officers' Certificate stating whether or not the signers know of any Default or Event of Default under such restrictive covenants.


13.  Successor Persons.

                When a successor person or other entity assumes all the obligations of its predecessor under the Notes and the Indenture, the predecessor person will be released from those obligations.


14.  Defaults and Remedies.

                An Event of Default is: a default in payment of principal on the Notes; default in the payment of interest on the Notes and such default continues for a period of 30 days (provided that a failure to make any of the first six scheduled interest payments on the Notes in a timely manner will constitute an Event of Default with no grace or cure period); failure by the Company for 30 days after notice to it to comply with any of its other agreements in the Indenture; certain events of bankruptcy or insolvency; certain final judgments which remain undischarged; and certain events of default on other Indebtedness of the Company and/or one or more of its Significant Subsidiaries.

                If an Event of Default, as defined in the Indenture, occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount at maturity of the Notes may declare all the Notes to be due and payable. If a bankruptcy or insolvency default with respect to the Company occurs and is continuing, the Notes automatically become due and payable. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of at least a majority in principal amount of the Notes then outstanding may direct the Trustee in its exercise of any trust or power.


15.  Trustee Dealings with the Company.

                The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company or its Affiliates and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.


16.  No Recourse Against Others.

                No incorporator or any past, present or future partner, shareholder, other equity holder, officer, director, employee or controlling person as such, of the Company or of any successor Person shall have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Note expressly waives and releases all such liability. The waiver and release are a condition of, and part of the consideration for the issuance of the Notes.


17.  Authentication.

                This Note shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on the other side of this Note.


18.  Governing Law.

                The Notes shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws, except as referred to in Section 10.11 of the Indenture.


19.  Abbreviations.

                Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors
Act).

                The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to Central European Media

Enterprises Ltd., 18 D'Arblay Street, London W1V 3FP, United Kingdom, Attention:
Legal Department.

                      ASSIGNMENT FORM FOR REGISTERED NOTES


I or we assign and transfer this Note to:


Please insert social security or other identifying number of assignee


___________________________________


___________________________________


Print or type name, address and zip code of assignee and irrevocably appoint ______________________________, as agent, to transfer this Note on the books of the Company.

The agent may substitute another to act for him.

Dated _______________                    Signed _______________


___________________________________


(Sign exactly as name appears on the other side of this Note)


Signature Guarantee1 ___________________



1 The Holder's signature must be guaranteed by a member of the Securities Transfer Agents Medallion Program.

                       OPTION OF HOLDER TO ELECT PURCHASE


                  If you wish to have this Note purchased by the Company pursuant to Section 4.10 or Section 4.11 of the Indenture, as applicable, check the Box: [ ]

                  If you wish to have a portion of this Note purchased by the Company pursuant to Section 4.10 or Section 4.11 of the Indenture, as applicable, state the amount to be purchased (in principal amount at maturity):


                                 $_____________.

                If you wish to have a portion of this Note purchased by the Company pursuant to Section 4.10 or Section 4.11 of the Indenture, as applicable, please provide instructions regarding delivery of and the Persons in whose name(s) the unredeemed portion of such surrendered Note(s) should be registered, the address of such Person(s) should be registered, the address of such Person(s) and appropriate delivery instructions.

Date:____________________

Your Signature:______________________________

(Sign exactly as your name appears on the other side of this Note)

Signature Guarantee(2):_______________________

_______________
(2) The Holder's signature must be guaranteed by a member of the Securities Transfer Agents Medallion Program.

                             SCHEDULE TO GLOBAL NOTE

                            Initial Principal Amount

                       DM[Insert initial principal amount]

                                                        Amount of Principal
                              Amount of                Increased (Decreased)              Aggregate
                              Principal                Upon Transfer Between              Principal
        Date                  Purchased                    Global Notes                    Amount
        ----                  ---------                    ------------                    ------

                THIS GLOBAL CERTIFICATE HAS BEEN CREATED IN ORDER TO BE HELD IN CUSTODY BY DEUTSCHER KASSENVEREIN AG ("DKV") AND TO SERVE AS THE BASIS FOR THE DELIVERY AND TRANSFER OF NOTES TO BE HELD IN THE DKV DEPOSITARY AND CLEARING SYSTEM THROUGHOUT THE LIFE OF THE SECURITIES.


                     CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

                            __% Senior Notes Due 2004

                                                                    [CUSIP]
                                                                    [CINS][ISIN]

No.                                                                      $______

                CENTRAL EUROPEAN MEDIA ENTERPRISES LTD., a Bermuda corporation (the "Company", which term includes any successor under the Indenture hereinafter referred to), for value received, promises to pay to the bearer hereof, the principal sum of _________ (DM _________) on August 15, 2004.

                  Interest Payment Dates: February 15 and August 15, commencing February 15, 1998.

                  [Regular Record Dates: February 1 and August 1.]

                  Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers.

Date:                             CENTRAL EUROPEAN MEDIA
                                  ENTERPRISES LTD.

                                                  By ___________________________
                                                     Name:
                                                     Title:

                                                  By ___________________________
                                                     Name:
                                                     Title:



                    (Trustee's Certificate of Authentication)



This is one of the __% Senior Notes Due 2004 described in the within-mentioned Indenture.

                                                  BANKERS TRUST COMPANY,
                                                    as Trustee


                                                  By ___________________________
                                                     Authorized Signatory

                                                                    EXHIBIT C

                             [REVERSE SIDE OF NOTE]



                     CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

                            __% Senior Note Due 2004



1.  Principal and Interest.

                The Company will pay the principal of this Note on August 15, 2004.

                The Company promises to pay interest on the principal amount of this Note on each Interest Payment Date, as set forth below, at the rate per annum shown above.

                Interest will be payable semiannually on each Interest Payment Date, commencing February 15, 1998. The amount of payments in respect of interest on each Interest Payment Date to each Holder shall correspond to the aggregate principal amount of Notes represented by the Global Bearer Note and the Global Registered Note, as established by the Registrar at the close of business on the relevant Record Date. Payments of principal shall be made upon surrender of the Global Registered Note or the Global Bearer Note to the U.S. Paying Agent, Luxembourg Paying Agent or the DM Paying Agent, as the case may be.


                Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from _______, 1997; provided that, if there is no existing default in the payment of interest and if this Note is authenticated between a Regular Record Date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such Interest Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

                The Company shall pay interest on overdue principal and premium, if any, and interest on overdue installments of interest, to the extent lawful, at the rate borne by the Notes.

2.  Method of Payment.

                The principal of this Note shall be payable at the Corporate Trust Office of Bankers Trust Company in New York City (which initially will be the corporate trust office of the Trustee at 4 Albany Street, New York, New York 10006), at the office of Bankers Trust Luxembourg, S.A. in Luxembourg, (which initially will be 14 Boulevard F.D. Roosevelt, L-2450 Luxembourg) and at the office of Bankers Trust International PLC (Frankfurt Branch) (which initially will be Westend Carree Grueneburgweg 16 D-60322 Frankfurt/Main, Germany) and, subject to any fiscal or other laws and regulations applicable thereto, at the specified offices of any other Paying Agents appointed by the Company. Payment of principal of and interest on this Security shall be made by the Company in Deutsche marks through the DM Paying Agent to DKV and to Cede & Co., the nominee for DTC, as the registered holder of the U.S. Global Security. Payments of principal shall be made upon surrender of the Global Registered Note and the Global Bearer Note, as the case may be, to the U.S. Paying Agent and the DM Paying Agent, respectively.

                Any DTC participant holding a beneficial interest in the Notes through DTC (a "DTC Note Holder") shall receive payments of principal and interest in respect of the Notes in U.S. dollars, unless such DTC Notes Holder elects to receive payments in Deutsche marks in accordance with the procedures set out below. To the extent the DTC Note Holder shall not have made such election in respect of any payment of principal or interest, the aggregate amount designated for all such DTC Note Holders in respect of such payment (the "DM Conversion Amount") shall be converted by the U.S. Paying Agent into U.S. dollars and paid by wire transfer of same-day funds to the registered holder of the Global Registered Note for payment through DTC's settlement system to the relevant DTC Participants. All costs of any such conversion and wire transfer shall be deducted from such payments. Any such conversion shall be based on, in the case of interest payments, the U.S. Paying Agent's Deutsche Mark bid (U.S. dollar offer) quotation, or, in the case of principal payments, the U.S. Paying Agent's Deutsche Mark offer (U.S. dollar bid) quotation, at or prior to 11:00 a.m. New York time, on the second New York Business Day preceding the relevant payment date, for the purchase by the U.S. Paying Agent of the DM Conversion Amount of U.S. dollars for settlement on such payment date. If such quotation is not available for any reason, the U.S. Paying Agent shall endeavour to obtain a quotation from a leading foreign exchange bank in New York City or London selected by the U.S. Paying Agent for such purpose. If no quotation from a leading foreign exchange bank is available, payment of the DM Conversion Amount will be made in Deutsche marks to the account or accounts specified by DTC to the U.S. Paying Agent.

                A DTC Note Holder may elect to receive a payment of principal and interest with respect to the Notes in Deutsche marks by causing DTC to notify the U.S. Paying Agent at the time specified below of (i) such DTC Note Holder's election to receive all or a portion of such payment in Deutsche marks and (ii) wire transfer instructions to a Deutsche marks account in Federal Republic of Germany. Such election in respect of any payment shall be made by the DTC Note Holder at the time and in the manner required by the DTC procedures applicable from time to time and shall, in accordance with such procedures, be irrevocable and shall relate only to such payment. DTC notifications of such election, wire transfer instructions and of the amount payable in Deutsche marks pursuant to this paragraph must be received by the U.S. Paying Agent prior to 5:00 P.M. New York time on the fifth New York Business Day following the relevant Record Date in the case of interest and prior to 5:00 P.M. New York time on the tenth day prior to the payment date for the payment of principal. Any payments under this paragraph in Deutsche marks shall be made by wire transfer of same-day funds to Deutsche marks accounts designated by DTC.

                All payments made by the Company to DKV and to, or to the order of, the registered holder of the Global Registered Note, respectively, shall discharge the liability of the Company under the Notes to the extent of the sums so paid.

3.  Paying Agent and Registrar.

                Initially, the Trustee will act as authenticating agent, U.S. Paying Agent and Registrar and Bankers Trust Luxembourg will act as the Luxembourg Paying Agent and Bankers Trust International PLC will act as DM Paying Agent. The Company may change any authenticating agent, Paying Agent or Registrar without notice. The Company, any Subsidiary or any Affiliate of any of them may act as Paying Agent, Registrar or co-Registrar.


4.  Indenture; Limitations.

                The Company issued the Notes under an Indenture dated as of August __, 1997 (the "Indenture"), between the Company and Bankers Trust Company, as trustee (the "Trustee"). Capitalized terms herein are used as defined in the Indenture unless otherwise indicated. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

                The Notes are unsecured senior obligations of the Company. The Indenture limits the original aggregate principal amount at maturity of the Notes to DM 100,000,000.

5.  Redemption.

                The Notes will be redeemable, at the Company's option, in whole or in part, at any time or from time to time, on or after August 15, 2001 and prior to maturity, upon not less than 30 nor more than 60 days' prior notice at the following Redemption Prices (expressed in percentages of principal amount), plus accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date that is on or prior to the Redemption Date to receive interest due on the next succeeding Interest Payment Date), if redeemed during the 12-month period commencing August 15 of the years set forth below:

                                                                 Redemption
                Year                                                 Price
                ----                                                 -----
                2001 ................................                   %
                2002 ................................                   %
                2003 and thereafter .................                   %

                In addition, at any time and from time to time, prior to August 15, 2000, the Company may redeem Notes having a principal amount of up to $_ million with the Net Cash Proceeds that are actually received by the Company from one or more sales of Common Stock of the Company, at a Redemption Price (expressed as a percentage of principal amount) of %, plus accrued and unpaid interest, if any, to the Redemption Date (subject to the right of Holders of record on the relevant Regular Record Date that is on or prior to the Redemption Date to receive interest due on the next succeeding Interest Payment Date); provided that each such redemption occurs within 180 days of the related sales.

                In the event that (i) the Company has become or would become obligated to pay, on the next date on which any amount would be payable under or with respect to the Notes, any Additional Amounts as a result of certain changes affecting withholding tax laws, and (ii) the Company cannot reasonably arrange for another obligor to make such payment so as to avoid the requirement to pay such Additional Amounts, then the Company may redeem all, but not less than all, the Notes at any time at 100% of the principal amount thereof, together with accrued interest thereon, if any, to the redemption date.

                Notice of any optional redemption will be made at least 30 days but not more than 60 days before the Redemption Date. Notes in denominations larger than DM 1,000 may be redeemed in part. On and after the Redemption Date, interest ceases to accrue on Notes or portions of Notes called for redemption, unless the Company defaults in the payment of the Redemption Price.


6.  Repurchase upon Change of Control.

                Upon the occurrence of any Change of Control, each Holder shall have the right to require the repurchase of its Notes by the Company in cash pursuant to the offer described in the Indenture at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase (the "Change of Control Payment").

                A notice of such Change of Control will be made within 30 days after any Change of Control occurs. Notes in denominations larger than DM 1,000 may be sold to the Company in part. On and after the Payment Date, interest ceases to accrue on Notes or portions of Notes surrendered for purchase by the Company, unless the Company defaults in the payment of the Change of Control Payment.


7.  Denominations; Transfer; Exchange.

                The Notes are in denominations of DM 1,000 and multiples of DM 1,000 in excess thereof. A Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer or exchange of any Notes selected for redemption. Also, it need not register the transfer or exchange of any Notes for a period of 15 days before the day of the mailing of a notice of redemption of Notes selected for redemption.


8.  Persons Deemed Owners.

                A Holder shall be treated as the owner of a Note for all purposes.


9.  Unclaimed Money.

                If money for the payment of principal, premium, if any, or interest remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Company at its written request. After that, Holders entitled to the money must look to the Company for payment, unless an abandoned property law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

10.  Discharge Prior to Redemption or Maturity.

                If the Company deposits with the Trustee money or Federal Republic of Germany Obligations sufficient to pay the then outstanding principal of, premium, if any, and accrued interest on the Notes (a) to redemption or maturity, the Company will be discharged from the Indenture and the Notes, except in certain circumstances for certain sections thereof, and (b) to the Stated Maturity, the Company will be discharged from certain covenants set forth in the Indenture.


11.  Amendment; Supplement; Waiver.

                Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Notes then outstanding, and any existing default or compliance with any provision may be waived with the consent of the Holders of at least a majority in principal amount at maturity of the Notes then outstanding. Without notice to or the consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency and make any change that does not adversely affect the rights of any Holder.


12.  Restrictive Covenants.

                The Indenture imposes certain limitations on the ability of the Company and its Restricted Subsidiaries, among other things, to Incur additional Indebtedness, make Restricted Payments, use the proceeds from Asset Sales, suffer to exist restrictions on the ability of Restricted Subsidiaries to make certain payments to the Company, issue Capital Stock of Restricted Subsidiaries, engage in transactions with Affiliates, suffer to exist or incur Liens, Guarantee Indebtedness of the Company or merge, consolidate or transfer substantially all of its assets. Within 45 days after the end of each fiscal quarter (90 days after the end of the last fiscal quarter of each year), the Company shall deliver to the Trustee an Officers' Certificate stating whether or not the signers know of any Default or Event of Default under such restrictive covenants.


13.  Successor Persons.

                When a successor person or other entity assumes all the obligations of its predecessor under the Notes and the Indenture, the predecessor person will be released from those obligations.

14.  Defaults and Remedies.

                An Event of Default is: a default in payment of principal on the Notes; default in the payment of interest on the Notes and such default continues for a period of 30 days (provided that a failure to make any of the first six scheduled interest payments on the Notes in a timely manner will constitute an Event of Default with no grace or cure period); failure by the Company for 30 days after notice to it to comply with any of its other agreements in the Indenture; certain events of bankruptcy or insolvency; certain final judgments which remain undischarged; and certain events of default on other Indebtedness of the Company and/or one or more of its Significant Subsidiaries.

                If an Event of Default, as defined in the Indenture, occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount at maturity of the Notes may declare all the Notes to be due and payable. If a bankruptcy or insolvency default with respect to the Company occurs and is continuing, the Notes automatically become due and payable. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of at least a majority in principal amount of the Notes then outstanding may direct the Trustee in its exercise of any trust or power.


15.  Trustee Dealings with the Company.

                The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company or its Affiliates and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.


16.  No Recourse Against Others.

                No incorporator or any past, present or future partner, shareholder, other equity holder, officer, director, employee or controlling person as such, of the Company or of any successor Person shall have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder by accepting a Note expressly waives and releases all such liability. The waiver and release are a condition of, and part of the consideration for the issuance of the Notes.

17.  Authentication.

                This Note shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on the other side of this Note.


18.  Governing Law.

                The Notes shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws, except as referred to in Section 10.11 of the Indenture.


19.  Abbreviations.

                Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors
Act).

                The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to Central European Media Enterprises Ltd., 18 D'Arblay Street, London W1V 3FP, United Kingdom,
Attention: Legal Department.

                       OPTION OF HOLDER TO ELECT PURCHASE


                  If you wish to have this Note purchased by the Company pursuant to Section 4.10 or Section 4.11 of the Indenture, as applicable, check the Box: [ ]

                  If you wish to have a portion of this Note purchased by the Company pursuant to Section 4.10 or Section 4.11 of the Indenture, as applicable, state the amount to be purchased (in principal amount at maturity):


                                   $ ________________  .

                If you wish to have a portion of this Note purchased by the Company pursuant to Section 4.10 or Section 4.11 of the Indenture, as applicable, please provide instructions regarding delivery of and the Persons in whose name(s) the unredeemed portion of such surrendered Note(s) should be registered, the address of such Person(s) should be registered, the address of such Person(s) and appropriate delivery instructions.

Date:_______________

Your Signature:____________________________

(Sign exactly as your name appears on the other side of this Note)

Signature Guarantee(3):____________________

_______________
(3) The Holder's signature must be guaranteed by a member of the Securities Transfer Agents Medallion Program.

                             SCHEDULE TO GLOBAL NOTE

                            Initial Principal Amount

                       DM[Insert initial principal amount]

                                                        Amount of Principal
                              Amount of                Increased (Decreased)              Aggregate
                              Principal                Upon Transfer Between              Principal
        Date                  Purchased                    Global Notes                    Amount
        ----                  ---------                    ------------                    ------
